UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2014 (June 20, 2014)

MYOS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-53298	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106
Cedar Knolls, New Jersey 07927
 (Address of Principal Executive Offices)

(973) 509-0444
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Change in Registrant’s Certifying Accountant

On June 20, 2014, MYOS Corporation (the “Company”) received a notice of resignation from Seligson & Giannattasio, LLP (“Seligson”), the Company’s independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2013 and 2012, Seligson’s audit reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2013 and 2012 and the subsequent period through the date of this Current Report on Form 8-K, (i) there were no disagreements between the Company and Seligson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Seligson’s satisfaction, would have caused Seligson to make reference in connection with Seligson’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

On June 20, 2014, the Company provided Seligson with a copy of the disclosures that the Company is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that Seligson furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from Seligson, dated June 23, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 20, 2014, the Audit Committee and the Board of Directors of the Company approved the engagement of  EisnerAmper LLP (“EisnerAmper”) as the Company’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2013 and 2012 and through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted EisnerAmper with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Seligson & Giannattasio, LLP, dated June 23, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2014

MYOS CORPORATION

By:	/s/ Joseph DosSantos
Name: Joseph DosSantos
Title: Chief Financial Officer

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